EXHIBIT 24
POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Terry J. Lundgren Terry J. Lundgren

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Karen M. Hoguet Karen M. Hoguet

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Joel A. Belsky Joel A. Belsky

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Meyer Feldberg Meyer Feldberg

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Sara Levinson Sara Levinson

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Joseph Neubauer Joseph Neubauer

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Joseph A. Pichler Joseph A. Pichler

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Joyce M. Roché Joyce M. Roché

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ William P. Stiritz William P. Stiritz

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Karl M. von der Heyden Karl M. von der Heyden

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Craig E. Weatherup Craig E. Weatherup

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Linda J. Balicki my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended February 3, 2007 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents, including amendments, in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 23, 2007	/s/ Marna C. Whittington Marna C. Whittington